Exhibit 10.4

Execution Version

AMENDMENT NO. 3 TO TERM LOAN CREDIT AGREEMENT AMENDMENT  NO.  3  TO  TERM  LOAN  CREDIT  AGREEMENT,  dated  as of

October 16, 2020 (this “Amendment”) and effective as of September 30, 2020 (the “Effective Date”), is entered into by and between Jill Acquisition LLC, a Delaware limited liability company (the “Borrower”), and Wilmington Trust, National Association (“WTNA”), as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, reference is made to that certain Term Loan Credit Agreement, dated as of May 8, 2015 (as amended by that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of May 27, 2016, and that certain Amendment No. 2 to Term Loan Credit Agreement, Consent and Waiver, dated as of September 30, 2020 (the “Second Amendment”), and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; as amended by this Amendment, the “Credit Agreement”), by and among the Borrower, J. Jill, Inc., a Delaware corporation (“Holdings”), the Lenders party from time to time thereto, the Administrative Agent and WTNA, as Collateral Agent.

WHEREAS, pursuant to Section 12.12(f) of the Existing Credit Agreement, the Administrative Agent and the Borrower are permitted to amend any provision of the Existing Credit Agreement to correct any obvious error or any error or omission of a typographical, technical or immaterial nature.

WHEREAS, as part of the Second Amendment, Section 12.12(a) of the Credit Agreement (as in effect immediately prior to the Second Amendment) was purported to be amended in a manner that was not permitted by the terms of the Credit Agreement as in effect at such time.

WHEREAS, the Administrative Agent and the Borrower have (x) jointly identified such obvious error in Section 12.12(a) of the Existing Credit Agreement and desire to amend such provision to correct such obvious error and (y) notified the Lenders of such proposed amendment on the date hereof.

WHEREAS, in accordance with Section 12.12(f) of the Existing Credit Agreement, the Borrower and the Administrative Agent have agreed to make such amendment to the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendment to Existing Credit Agreement. Section 12.12(a) of the Existing Credit Agreement is hereby amended to delete the words “in right of payment” contained therein.

2.

Conditions to Effectiveness. In accordance with Section 12.12(f) of the Existing Credit Agreement, this Amendment shall become effective, as of the Effective Date, immediately and automatically upon the passage of five (5) Business Days after the date hereof, so long as this Amendment is not objected to in writing by the Required Lenders during such five (5) Business Day period.

3.	Miscellaneous.

a.	Except as modified hereby, all terms and conditions of the Existing Credit Agreement and the other Credit Documents remain in full force and effect.

b.

This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of any original executed counterpart hereof.

c.	The provisions of Section 12.08 (Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature Pages Follow]

IN WI1NESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

JILL ACQUISITION LLC,

a Delaware limited liability company, as

Borrower

By:	Name:Mark Webb

Title:Chief Financial Officer\ .

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[Signature page to Amendment No. 3 t0 Term Loan Credit AgreementJ

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Administrative Agent

Name: Title:

By:

[Signature page to Amendment No. 3 to Term Loan Credit Agreement]